Exhibit 21.1

SUBSIDIARIES OF BLUE OWL CAPITAL INC.

Name of Subsidiary	Country (State)
Blue Owl Capital Carry LP	United States (Delaware)
Blue Owl Capital GP LLC	United States (Delaware)
Blue Owl Capital Holdings LP	United States (Delaware)
Dyal 2018 K-Coinvest Sidecar Associates LP	United States (Delaware)
Dyal Capital Holdings LLC	United States (Delaware)
Dyal Capital Partners I GP LLC	United States (Delaware)
Dyal Capital Partners II GP LLC	United States (Delaware)
Dyal Earl GP LLC	United States (Delaware)
Dyal Finance Associates (US) LP	United States (Delaware)
Dyal HomeCourt Associates LLC	United States (Delaware)
Dyal Horizon GP LLC	United States (Delaware)
Dyal LP Holdings LLC	United States (Delaware)
Dyal Strategic Capital Associates LLC	United States (Delaware)
Dyal UK Limited	United Kingdom
Dyal Advisors LLC	United States (Delaware)
Dyal Associates III LP	United States (Delaware)
Dyal Associates IV LP	United States (Delaware)
Dyal Associates V LP	United States (Delaware)
NB Dyal Columbus GP LLC	United States (Delaware)
Dyal GP Holdings LLC	United States (Delaware)
Dyal IV Advisors LLC	United States (Delaware)
NB James GP LLC	United States (Delaware)
OR Opportunistic I (H) GP LLC	United States (Delaware)
ORCA I LLC	United States (Delaware)
Owl Rock Access Fund GP, LLC	United States (Delaware)
OR Opportunistic DL (C) GP, LLC	United States (Delaware)
Owl Rock Capital Advisors LLC	United States (Delaware)
Owl Rock Capital Diversified Holdings LLC	United States (Delaware)
Owl Rock Capital GP Holdings LP	United States (Delaware)
Owl Rock Capital Group LLC	United States (Delaware)
Blue Owl Capital Holdings LLC	United States (Delaware)
Owl Rock Capital Private Fund Advisors LLC	United States (Delaware)
Blue Owl Securities LLC	United States (Delaware)
Owl Rock Capital Technology Holdings LLC	United States (Delaware)

Owl Rock Diversified Advisors LLC	United States (Delaware)
Owl Rock Europe (M) Holdings Limited	Malta
Owl Rock First Lien GP LLC	United States (Delaware)
Owl Rock Opportunistic GP LLC	United States (Delaware)
Owl Rock Technology Advisors LLC	United States (Delaware)
Owl Rock UK Holdings Limited	United Kingdom
Owl Rock UK LLC	United Kingdom

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